UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2010 (December 23, 2009)

Pinnacle Foods Finance LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-148297

Delaware	20-8720036
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Old Bloomfield Avenue

Mt. Lakes, New Jersey 07046

(Address of principal executive offices, including zip code)

(973) 541-6620

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment hereby amends the Current Report on Form 8-K of Pinnacle Foods Finance LLC (the “Company”) originally filed with the Securities and Exchange Commission on December 24, 2009 (the “Report”) with reference to the acquisition of Birds Eye Foods, Inc.

The information previously reported in the Report is incorporated by reference into this Amendment.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pinnacle Foods Finance LLC hereby amends Item 2.01 of its current report on Form 8-K filed December 24, 2009 as follows:

The financial statements and pro forma condensed financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X, as amended, are included in this current report on Form 8-K/A under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Included herein as Exhibit 99.1 to this Form 8-K/A are the following financial statements of Birds Eye Foods, Inc.:

Report of independent registered public accounting firm

Consolidated balance sheets as of June 28, 2008, June 27, 2009 and September 26, 2009 (unaudited)

Consolidated statements of operations and comprehensive (loss)/income for the fiscal years ended June 30, 2007, June 28, 2008 and June 27, 2009 and the three months ended September 27, 2008 (unaudited) and September 26, 2009 (unaudited)

Consolidated statements of cash flows for the fiscal years ended June 30, 2007, June 28, 2008 and June 27, 2009 and the three months ended September 27, 2008 (unaudited) and September 26, 2009 (unaudited)

Consolidated statements of stockholder’s deficit for the fiscal years ended June 30, 2007, June 28, 2008 and June 27, 2009 and the three months ended September 26, 2009 (unaudited)

Notes to consolidated financial statements

Financial statement schedule

(b)	Pro Forma Financial Information.

Included herein as Exhibit 99.2 to this Form 8-K/A is the unaudited pro forma condensed consolidated financial information with respect to the acquisition of Birds Eye Foods, Inc.

(d)	Exhibits.

Exhibits No.	Document

23.1	Consent of Deloitte & Touche LLP

99.1	Birds Eye Foods, Inc. Consolidated Financial Statements

Report of independent registered public accounting firm

Consolidated balance sheets as of June 28, 2008, June 27, 2009 and September 26, 2009 (unaudited)

Consolidated statements of operations and comprehensive (loss)/income for the fiscal years ended June 30, 2007, June 28, 2008 and June 27, 2009 and the three months ended September 27, 2008 (unaudited) and September 26, 2009 (unaudited)

Consolidated statements of cash flows for the fiscal years ended June 30, 2007, June 28, 2008 and June 27, 2009 and the three months ended September 27, 2008 (unaudited) and September 26, 2009 (unaudited)

Consolidated statements of stockholder’s deficit for the fiscal years ended June 30, 2007, June 28, 2008 and June 27, 2009 and the three months ended September 26, 2009 (unaudited)

Notes to consolidated financial statements

Financial statement schedule

99.2	Pro forma condensed consolidated financial information with respect to the acquisition of Birds Eye Foods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Pinnacle Foods Finance LLC

By:	/S/ CRAIG STEENECK
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

Date: March 3, 2010